EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                            WITH RESPECT TO FORM S-8


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 28, 2000, included in the Tvia, Inc. and subsidiary Form S-1, for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.


                                            Arthur Andersen LLP

San Jose, California
January 12, 2001